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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Atlantic Power Corporation
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 24, 2011

April 28, 2011

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting (the "Meeting") of the shareholders of Atlantic Power Corporation (the "Corporation") will be held at the King Edward Hotel, Hampstead Room, 37 King Street East, Toronto, Ontario on Friday, the 24th day of June, 2011 at the hour of 10:00 a.m. (Toronto time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2010, together with the report of the auditors thereon;

2.
TO SET the number of directors of the Corporation at six and to elect such directors to the board;

3.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors;

4.
TO HOLD an advisory vote on named executive officer compensation;

5.
TO HOLD an advisory vote on the frequency of the advisory vote on named executive officer compensation; and

6.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The accompanying management information circular and proxy statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE MEETING

The Corporation's Information Circular and Proxy Statement and Annual Report for the period ended December 31, 2010 are available at www.atlanticpower.com under "INVESTORS — Securities Filings."

DATED at Toronto, Ontario this 28th day of April, 2011.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

 ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of management of Atlantic Power Corporation (the "Corporation"), for use at the annual meeting (the "Meeting") of shareholders (the "Shareholders") of the Corporation to be held on June 24, 2011 at the King Edward Hotel, 37 King Street East, Toronto, Ontario commencing at 10:00 a.m. (Toronto time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April 28, 2011, except where otherwise noted.

This Information Circular and Proxy Statement is being first mailed to Shareholders on or about May 17, 2011.

VOTING AND QUORUM

A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's Articles of Continuance, the presence of two persons, present in person, each being a Shareholder entitled to vote or a duly appointed proxy for a Shareholder so entitled constitutes a quorum.

Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy by mailing a proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

For purposes of counting votes, abstentions and broker non-votes will not be counted as votes cast at the Meeting.

PROXY SOLICITATION AND VOTING

Solicitation of Proxies

The board of directors of the Corporation (the "Directors", the "Board", or the "Board of Directors") is soliciting proxies for the Meeting. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement.

Appointment and Revocation of Proxies

Together with the Information Circular and Proxy Statement, the Shareholders will also be sent a form of proxy (a "Form of Proxy"). The persons named in such proxy are directors of the Corporation. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by crossing out the persons named in the enclosed proxy and inserting such person's name in the blank space provided in the form of proxy or by completing another proper form of proxy. Such other person need not be a Shareholder of the Corporation.

To be valid, proxies or instructions must be deposited at the offices of Computershare Trust Company of Canada (the "Agent"), 9th Floor, North Tower, 100 University Avenue, Toronto, Ontario, M5J 2Y1, so as not to arrive later than 10:00 a.m. (Toronto time) on June 22, 2011, or be deposited with the chair of the Meeting (the "Chair of the Meeting") prior to the commencement of the Meeting. If the Meeting is adjourned, proxies or instructions to the Agent must be deposited 48 hours (excluding Saturdays, Sundays and holidays), before the time set for any reconvened meeting at which the proxy or instructions are to be used, or be deposited with the Chair of the Meeting prior to the commencement of the Meeting or any reconvened meeting.

The document appointing a proxy must be in writing and completed and signed by a Shareholder or his or her attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a Shareholder must be in writing and completed and signed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

A Shareholder that has given a proxy may revoke the proxy: (a) by completing and signing a proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. A Shareholder that has given instructions to their nominee with respect to the voting of the Common Shares may revoke the instructions: (a) by completing and signing instructions bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Agent at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the instructions are to be relied on, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law.

Voting of Proxies

The persons named in the accompanying Form of Proxy will vote Common Shares in respect of which they are appointed, on any ballot that may be called for, in accordance with the instructions of the Shareholder as indicated on the proxy. In the absence of such specification, such Common Shares will be voted at the Meeting as follows:

•
FOR the setting of the number of directors of the Corporation at six, and for the election of Irving Gerstein, Kenneth Hartwick, John McNeil, R. Foster Duncan, Holli Nichols and Barry Welch to the board of directors to fill these positions as described under the heading "Matters to be Considered at the Meeting — Election of Directors";

•
FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the board of directors to fix the auditor's remuneration;

•
FOR the approval of named executive officer compensation; and

•
FOR a frequency of one year for the advisory vote on named executive officer compensation.

For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

The persons appointed under the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and the Notice of Meeting and with respect to other matters, which may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors of the Corporation know of no such amendments, variations or other matters.

INFORMATION FOR BENEFICIAL HOLDERS OF SECURITIES

Information set forth in this section is very important to persons who hold Common Shares otherwise than in their own names. A non-registered securityholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant,) should note that only proxies or instructions deposited by securityholders whose names are on the records of the Corporation as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in the name of CDS Clearing and Depository Services Inc. ("CDS") or its nominee.

Applicable regulatory policy in Canada requires brokers and other intermediaries to seek voting instructions from Beneficial Holders in advance of securityholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Holder by its broker is identical to that provided to registered securityholders. However, its purpose is limited to instructing the registered securityholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Solutions ("Broadridge"). Broadridge typically prepares a machine-readable voting instruction form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge voting instruction form cannot use that voting instruction form to vote Common Shares directly at the Meeting. The voting instruction form must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS or their broker or other intermediary, a Beneficial Holder may attend at the Meeting as proxy holder for the registered holder and vote their Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered holder should enter their own names in the blank space on the Form of Proxy or voting instruction form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were 68,531,901 Common Shares outstanding.

At the Meeting, each Shareholder of record at the close of business on April 28, 2011, the record date established for the Notice of Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting, except to the extent such Shareholder has transferred any such Common Shares after the Record Date and the transferee of such Common Shares establishes ownership thereof and makes a written demand to the Corporate Secretary of the Corporation, not later than 10 days before the date of the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such Common Shares.

At the close of business on the Record Date, there were 68,531,901 common shares outstanding and entitled to be voted at the Meeting.

To the knowledge of the Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares.

MATTERS TO BE CONSIDERED AT THE MEETING

Election of Directors

The number of directors proposed to be elected at the Meeting is six. The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, intend to vote for setting the number of directors of the Corporation at six and for the election, as directors, of the proposed nominees whose names are set out below. It is not contemplated that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a director will hold office until the next annual meeting of the Shareholders or until his successor is elected or appointed.

Director nominees must receive a plurality of the votes cast by Shareholders in order to be elected.

In May 2009, the Board of Directors reviewed and adopted a majority voting policy. Under this policy, a director who is elected in an uncontested election with more votes withheld than cast in favour of his or her election will be required to tender his or her resignation to the Chairman of the Board. The resignation will be effective when accepted by the Board. The Board will consider the resignation and determine whether or not the resignation should be accepted. The Board expects that resignations will be accepted unless there are extenuating circumstances that warrant a contrary decision. The Board will announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release within 90 days of the meeting when the election was held.

The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as directors. The nominees make up the current board of directors of the Corporation. Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province of Residence	Age	Position	Principal Occupation	Date Appointed as a Director	Ownership or Control over Common Shares(1)
IRVING GERSTEIN(2),(3)	70	Director	Member of the	October 4, 2004	10,400
Ontario, Canada			Senate of Canada,
			Corporate Director
KENNETH HARTWICK(2),(4)	48	Director	CEO, President and	October 4, 2004	55,552(5)
Ontario, Canada			Director, Just Energy
			Group Inc.
JOHN MCNEIL(2)	69	Director	President, BDR	October 4, 2004	12,500
Ontario, Canada			North America Inc.
R. FOSTER DUNCAN(2)	57	Director	Managing Partner,	June 29, 2010	—
Ohio, U.S.A.			SAIL Capital
			Partners, LLC
HOLLI NICHOLS(2)	40	Director	Managing Director,	June 29, 2010	1,840(6)
Texas, U.S.A.			SCF Partners
BARRY WELCH	53	Director, President and	President and Chief	June 6, 2007	399,254(7)
Massachusetts, U.S.A.		Chief Executive	Executive Officer of
		Officer	the Corporation

Notes:

(1)
The information as to Common Shares beneficially owned, directly or indirectly, including by associates or affiliates, not being within the knowledge of the Corporation, has been furnished by the respective nominees individually as of April 28, 2011.

(2)
Each independent Director is also a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Corporation.

(3)
Chair of the Board and the Nominating and Corporate Governance Committee.

(4)
Chair of the Audit Committee and the Compensation Committee.

(5)
This number includes 53,552 notional shares issued to Mr. Hartwick under the DSU Plan (as defined herein). For further details on the DSU Plan, see the discussion under "Compensation of Directors — Deferred Share Unit Plan" in this Information Circular and Proxy Statement.

(6)
This number includes 1,840 notional shares issued to Ms. Nichols under the DSU Plan (as defined herein). For further details on the DSU Plan, see the discussion under "Compensation of Directors — Deferred Share Unit Plan" in this Information Circular and Proxy Statement.

(7)
This number includes 176,149 unvested notional units granted under the Corporation's long-term incentive plan.

Biographies

Irving R. Gerstein, C.M., O.Ont:    The Honourable Irving R. Gerstein has been a director of the Corporation since October 2004. Senator Gerstein is a Member of the Order of Canada and a Member of the Order of Ontario, and was appointed to the Senate of Canada in December 2008. He is a retired executive, and is currently a director of Medical Facilities Corporation and Student Transportation Inc., and previously served as a director of other public companies including Economic Investment Trust Limited, CTV Inc., Traders Group Limited, Guaranty Trust Company of Canada, Confederation Life Insurance Company and Scott's Hospitality Inc., and as an officer and director of Peoples Jewellers Limited. Senator Gerstein is an honorary director of Mount Sinai Hospital (Toronto), having previously served as Chairman of the Board, Chairman Emeritus and a director over a period of 25 years, and is currently a member of its Research Committee. Senator Gerstein earned his BSc in Economics from the University of Pennsylvania (Wharton School of Finance and Commerce). Mr. Gerstein's substantial experience on the boards of numerous other public companies and his prior experience as an executive of a substantial public company make him a valued advisor and highly qualified to serve as chairman of our board of directors and as chairman of our Nominating and Corporate Governance Committee. On February 24, 2011, the Office of the Commissioner of Elections, a Canadian federal agency, laid charges against the Conservative Party of Canada, Conservative Fund Canada and four individuals, including Senator Gerstein, with violations of the Canada Elections Act in connection with the 2006 Canadian federal election campaign. The charges against Senator Gerstein relate to knowingly exceeding the federal party spending limit and filing a related misleading statement with Elections Canada. The charges are "summary" offenses and, if convicted, the individuals face a maximum fine of Cdn$2,000 and/or one year in prison for each offense. There is no mandatory minimum penalty. The defendants believe that the allegations are a result of differing interpretations of the Canadian election rules and intend to strongly defend against any charges of wrongdoing.

Ken Hartwick, C.A.:    Mr. Hartwick has been a director of the Corporation since October 2004. Ken Hartwick has over 13 years of management experience in the energy sector, and 20 years experience in the financial sector. Mr. Hartwick's experience in the energy industry spans several markets having played an integral role as an executive officer for Just Energy Group Inc. since April 2004, helping launch their businesses in Alberta, British Columbia, Indiana, and Texas as well as growing the businesses already established in Manitoba, Ontario, Québec, California, Illinois, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania. He currently serves as the President and CEO for, and is a director on the board of Just Energy, an integrated retailer of commodity products. Mr. Hartwick has served as President and CEO for Just Energy Group Inc. since June 2008, as President from 2006 until June 2008, and as Chief Financial Officer from April 2004 to 2006. Mr. Hartwick understands the issues facing the electricity industry through his previous role as Chief Financial Officer of one of the largest distribution companies in North America, Hydro One Inc., where he gained increasing executive-level responsibility throughout his career, and provided strategic direction as Ontario transitions towards a competitive energy marketplace. Mr. Hartwick earned his Honours of Business Administration from Trent University, Peterborough, Ontario. Mr. Hartwick's substantial experience in the energy industry and financial sector make him a valued advisor and highly qualified to serve as a member of our board of directors and as chairman of our Audit and Compensation Committees.

John McNeil:    Mr. McNeil has been a director of the Corporation since October 2004. Mr. McNeil is President of BDR NorthAmerica Inc., an energy consulting company based in Toronto, Ontario. Prior to his appointment at BDR NorthAmerica Inc. in 2000, Mr. McNeil was Managing Director Investment Banking with Scotia Capital Inc. from 1996 to 1999. Previously, he was a Senior Vice-President and Director of Scotia McLeod Inc. from 1991 to 1995. Mr. McNeil has extensive expertise in the areas of asset management models, capitalization, mergers and acquisitions, business and enterprise valuations, capital markets and market ratings and has worked extensively throughout North America and Europe.

Mr. McNeil specializes in the electric power sector and his major focus in recent years has been in the field of corporate and enterprise unbundling and reconstitution resulting from the restructuring of the electricity sector in North America. Mr. McNeil earned a B.A. (Honors) from Queens University, a Bachelor of Laws from the University of Toronto and a Master of Business Administration from the University of British Columbia. Mr. McNeil's extensive experience in the financial and capital markets sectors, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our board of directors.

R. Foster Duncan:    Mr. Duncan was elected as a director of the Corporation at our annual general meeting of shareholders held on June 29, 2010. Mr. Duncan has more than 30 years of senior corporate, investment banking, and private equity experience. Mr. Duncan joined SAIL Capital Partners, LLC in April 2011 as a Managing Partner of SAIL Sustainable Partners of Louisiana, LLC. Prior to joining SAIL, he was a Managing Director at Advantage Capital Partners. From 2005 through April 2009, Mr. Duncan was Managing Member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. (NYSE:KKR), which he and KKR formed in 2005. He worked with KKR and its portfolio companies in connection with creating value and identifying and investing in the energy, utility, natural resources, and infrastructure sectors. From 2001 through 2005 he was with Cinergy Corporation. Mr. Duncan joined Cinergy Corporation as Executive Vice President and CFO of Cinergy Corporation and also served as CEO and President of Cinergy's Commercial Business Unit in part of 2004 and 2005.Mr. Duncan is active with the Edison Electric Institute, serves as a member of the Wall Street Advisory Group, and is the past Chairman of the Finance Executive Advisory Committee. Earlier in his career, he has also held senior management positions at LG&E Energy Corp. and Freeport-McMoRan Copper & Gold (NYSE: FCX) and Howard Weil Incorporated. Mr. Duncan is on the board of directors of North American Energy Alliance, LLC in Iselin, New Jersey and Xtreme Power, Inc. in Austin, Texas and also serves on the Board of Advisors of GridPoint, Inc. in Arlington, Virginia. He is active in a number of civic organizations including the board of directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans, the Board of Trustees of Cincinnati Country Day School and the National Advisory Board of the University of Virginia Jefferson Scholars Program. Mr. Duncan graduated with Distinction from the University of Virginia and later received his MBA degree from the A. B. Freeman Graduate School of Business at Tulane University. Mr. Duncan's extensive experience as a senior executive in the electric utility industry, as well as his experience in the private equity sector, make him a valued advisor and highly qualified to serve on our board of directors.

Holli C. Nichols:    Ms. Nichols has been a director of the Corporation since June 2010. She currently serves as a Managing Director at SCF Partners, a private equity investor since 1989 that provides equity capital and strategic growth assistance to build energy service and equipment companies that operate throughout the world. Prior to joining SCF Partners in March 2011, Ms. Nichols served as the Executive Vice President and Chief Financial Officer of Dynegy Inc., a provider of wholesale power, capacity and ancillary services in multiple regions of the United States. Prior to joining Dynegy, she was a Senior Manager-Audit with PricewaterhouseCoopers LLP, where she supervised teams that provided audit services to large public companies in the oil and gas industry. A Certified Public Accountant, Ms. Nichols received a bachelor's of science from Baylor University and a master's of business administration from Rice University. She serves on the board of His Grace Foundation, which supports children who undergo bone marrow transplants. Ms. Nichols' extensive experience as a senior executive in the independent power industry, as well as her financial and accounting background, make her a valued advisor and highly qualified to serve on our board of directors.

Barry Welch:    Mr. Welch has been our President and Chief Executive Officer since October 2004 (until December 31, 2009, through the Manager) and a Director since June 2007. Prior to joining the Corporation, Mr. Welch was the Senior Vice President and co-head of the Bond & Corporate Finance Group of John Hancock Financial Services ("John Hancock"), Boston, Massachusetts, from 2000 to 2004.

Mr. Welch served on several committees at John Hancock, including its Pension Investment Advisory Committee and Investment Operating Committee. Mr. Welch was Chairman of John Hancock's Bond Investment Committee and reported monthly on investment portfolio, strategy and activity to the Committee of Finance of John Hancock's board of directors. Mr. Welch also led the development and approval of John Hancock's involvement with ArcLight Capital Partners and served as a member of ArcLight Energy Partners Fund I's Investment Committee. During his time at John Hancock, Mr. Welch headed the Bond and Corporate Finance Group's Power and Energy investment team. From 1989 to 2004, he was involved directly or oversaw $25 billion of investments in more than 1,000 utility, project finance and oil and gas transactions. Prior to joining John Hancock, Mr. Welch spent more than three years as a developer of power projects at Thermo Electron Corporation's Energy Systems Division (later known as Thermo Ecotek). There, he was involved in greenfield development of natural gas, wood and waste-to-energy projects, as well as asset management roles for operating plants. Mr. Welch earned a Bachelors of Science in Mechanical and Aerospace Engineering from Princeton University, and a Masters of Business Administration from Boston College. Mr. Welch serves on the board of directors of the Walker Home and School in Needham, Massachusetts. Mr. Welch's extensive experience in energy investment and related activities in the financial sector, as well as his in-depth knowledge of our company through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our board of directors.

Composition of Board of Directors

Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Directors hold office for one year or until their successors are chosen. At the annual general and special meeting of shareholders held on June 29, 2010, Shareholders approved increasing the size of the Board from five to six directors and approved changes to the Corporation's Articles of Continuance reducing the minimum Canadian residency requirement for Directors from 50% to 25%.

The Board of Directors has evaluated the independence of each Director within the meaning of the requirements of the NYSE and has determined that each of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Nichols is an "independent director" under the Corporation's independence standards and under the NYSE corporate governance rules. These five directors comprise a majority of the Corporation's six-member Board of Directors.

Information Regarding Named Executive Officers

The following table sets forth the names, ages and positions of the Corporation's principal executive officer, principal financial officer, third senior executive officer and two other most highly compensated non-officer employees, collectively referred to as the "named executive officers":

Name	Age	Position
Barry Welch	53	Director, President and Chief Executive Officer
Patrick Welch	43	Chief Financial Officer and Corporate Secretary
Paul Rapisarda	57	Managing Director, Acquisitions and Asset Management
William Daniels	52	Senior Director, Asset Management
John J. Hulburt	44	Corporate Controller

Patrick Welch:    Mr. Welch who is not related to Barry Welch, has been our Chief Financial Officer since May 2006 (until December 31, 2009, through the Manager). He has an extensive background in the energy and independent power industries. Before joining the Corporation, from January 2004 to May 2006,

Mr. Welch was Vice President and Controller of DCP Midstream, ("DCP") and DCP Midstream Partners, LP ("DCPLP") headquartered in Denver, Colorado. DCP is a private midstream natural gas company owned by Spectra Energy and ConocoPhillips and DCPLP is a public master limited partnership sponsored by DCP. In these roles, Mr. Welch was responsible for all accounting, budgeting, SEC and financial reporting and compliance with Section 404 of the Sarbanes-Oxley Act of 2002 for DCP and DCPLP. Prior to that he held various positions at Dynegy Inc. in Houston, Texas, including Vice President and Controller for Dynegy Generation, and Assistant Corporate Controller. Prior to Dynegy, Mr. Welch was a Senior Audit Manager in the Energy, Utilities and Mining Practice of PricewaterhouseCoopers LLP, predominantly in Houston, Texas, where he served several major energy clients. He earned his Bachelors degree from the University of Central Oklahoma and is a Certified Public Accountant.

Paul Rapisarda:    Mr. Rapisarda has been our Managing Director, Acquisitions and Asset Management since February 2008. Mr. Rapisarda has 25 years of experience in energy, utility and independent power investment banking. From 2001 to early 2008 he was a Principal with Compass Advisors, a boutique M&A advisory firm in New York, where he was involved in numerous strategic advisory, restructuring and principal transactions in the energy and power sectors. Prior to Compass Advisors, Mr. Rapisarda held senior positions with the energy and utilities investment banking teams at Schroders, Merrill Lynch and BT Securities. Prior to that he was a Managing Director and Co-Head, Utilities and Structured Finance, at Drexel Burnham Lambert. While at Drexel, he also worked with the firm's chief financial officer in making direct tax-oriented investments on the firm's behalf. Over the course of his career, Mr. Rapisarda has worked on a broad range of capital markets and advisory transactions including substantial experience in cross-border and emerging markets. He earned his Bachelors degree from Amherst College and his MBA from Harvard Business School.

William Daniels:    Mr. Daniels has been with the Corporation since March 2007. He is currently Senior Director of Asset Management. Mr. Daniels has 26 years of experience in oil and gas exploration, independent power development, project finance and asset management. Prior to joining the Corporation, from January 2006 to February 2007, Mr. Daniels was Director, Asset Management at American National Power. He has held various positions in asset management and project finance at Calpine Corp. (March 2001 to January 2006), Edison Mission Energy, Citizens Power, J. Makowski Company and the Toronto-Dominion Bank. Prior to receiving his MBA, he worked with Mitchell Energy Corp. as an exploration geologist. Mr. Daniels earned a Bachelor of Science degree in Geology from the University of Rochester, a Master of Science in Geology from the Ohio State University, and an MBA from Columbia University Business School.

John J. Hulburt:    Mr. Hulburt has been the Corporate Controller of the Corporation since June 2008. Mr. Hulburt has 14 years of experience in the accounting industry. Before joining the Corporation, from February 2007 to June 2008, Mr. Hulburt was Controller of GreatPoint Energy, Inc. headquartered in Cambridge, Massachusetts. GreatPoint Energy is a technology-driven natural resources company and the developer of a proprietary, highly-efficient catalytic process, known as hydromethanation. Mr. Hulburt was responsible for all accounting, budgeting and financial reporting for GreatPoint Energy. Prior to that he was the Chief Financial Officer at Datawatch Corporation (December 2004 to January 2007) in Chelmsford, Massachusetts, and the Chief Financial Officer at Bruker Daltonics in Billerica, Massachusetts (April 2000 to June 2004). Datawatch and Bruker Daltonics were publicly listed Companies on the NASDAQ Exchange. He was responsible for all accounting, budgeting, SEC and financial reporting for Datawatch and Bruker Daltonics. Prior to Bruker Daltonics, Mr. Hulburt was an Audit Manager in the Hi-Technology and Manufacturing Practice of Ernst & Young LLP, where he served several major Hi-Tech and Manufacturing clients. He earned his Bachelors degree from the Merrimack College and is a Certified Public Accountant.

Appointment of Auditors

The audit committee of the Corporation (the "Audit Committee") recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

The appointment of KPMG LLP as auditors of the Corporation requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, will vote such proxies in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Directors to fix their remuneration.

It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2010 and 2009 were as follows:

Fees	2010	2009
Audit Fees	732,475	595,139
Audit-Related Fees(1)	803,318	389,677
Tax Fees	392,500	626,958
All Other Fees	—	—
Total Fees	$1,928,293	$1,611,773

Notes:

(1)
Audit-related fees for the years ended December 31, 2010 were for assurance and related services primarily attributable to issuance of a comfort letter and consents in connection with the Registration Statements on Form 10 and Form S-1.

The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimus" provisions of Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") are satisfied. There were no services provided under the "de minimus" provision in 2010. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Change in Auditors

From the time of the Corporation's initial public offering on the Toronto Stock Exchange in 2004, the Canadian firm of KPMG LLP, Chartered Accountants ("KPMG Canada") had served as the Corporation's independent public accounting firm. In April 2010, the Corporation filed an initial registration statement on Form 10 with the United States Securities and Exchange Commission ("SEC"). The registration statement was declared effective on July 21, 2010 and Common Shares began trading on the New York Stock Exchange ("NYSE") on July 23, 2010. Beginning with the first quarter of 2010, the Corporation commenced reporting under United States generally accepted accounting principles ("GAAP"), rather than Canadian GAAP as in prior periods.

In connection with these events, on August 4, 2010, the Audit Committee authorized the appointment of the United States firm of KPMG LLP ("KPMG US") as the Corporation's independent registered public accounting firm for the fiscal year 2010 year-end audit. KPMG Canada's tenure as the Corporation's independent public accounting firm lapsed at the conclusion of the fiscal year 2010 second quarter review.

The audit report of KPMG Canada on the consolidated financial statements of the Corporation prepared in accordance with United States GAAP as of and for the years ended December 31, 2009 and 2008, as included in the Corporation's registration statement on Form 10 filed with the SEC on July 21, 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report indicated that, as discussed in note 2 to the consolidated financial statements, (i) on January 1, 2009, the Corporation adopted FASB's ASC 805 Business Combinations, (ii) on January 1, 2008, the Corporation changed its method of accounting for fair value measurements in accordance with FASB ASC 820 Fair Value Measurements, and (iii) on January 1, 2007, the Corporation changed its method of accounting for income tax uncertainties in accordance with guidance provided in FASB ASC 740 Income Taxes.

During the fiscal years ended December 31, 2009 and 2008, and in the interim period from January 1, 2010 through August 4, 2010, there were no disagreements between the Corporation and KPMG Canada on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Canada, would have caused it to make reference thereto in connection with their report. Additionally, during this time frame there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2009 and 2008 and for the period beginning January 1, 2010 and ending August 4, 2010, neither the Corporation nor anyone acting on its behalf consulted KPMG US with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, and no written report or oral advice was provided by KPMG US to the Corporation that KPMG US concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit Committee Report

The members of the Audit Committee of the Board of Directors of the Corporation submit this report in connection with the committee's review of the financial reports for the year ended December 31, 2010 as follows:

1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2010.

2.
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.
The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

Submitted by the Audit Committee:

Ken Hartwick, Chair
Irving Gerstein
John McNeil
R. Foster Duncan
Holli Nichols

Financial Statements

The annual report, the financial statements of the Corporation and Proxy Statement for the year ended December 31, 2010 and the auditors' report thereon accompanying this Information Circular will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the Meeting.

Advisory Vote on Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to the Item 402 of Regulation S-K.

The Corporation urges you to read the disclosure under "Compensation Discussion and Analysis," in this Information Circular and Proxy Statement. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of the named executive officers.

This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

Advisory approval of the proposal on named executive officer compensation requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, will vote such proxies in favour of a resolution to approve the compensation of the Corporation's named executive officers.

Frequency of Advisory Vote on Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on whether the advisory vote on named executive officer compensation should be held every one, two, or three years. Shareholders may also choose to abstain from this vote.

After careful consideration, the Board of Directors determined that an advisory vote on named executive compensation that occurs every year is the most appropriate alternative for the Corporation, and therefore the Board of Directors recommends that you vote for the frequency of every year. It should be noted that Shareholders are not voting to approve or disapprove the Board's recommendation.

This vote is advisory, and therefore not binding on the Corporation or the Board of Directors. However, the Board values the opinions of Shareholders and intends to consider the results of this vote when determining how frequently to submit advisory votes on named executive officer compensation to Shareholders in the future.

Advisory approval of the proposal to vote on named executive officer compensation every year requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, will vote such proxies for a frequency of every year.

 STATEMENT OF EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Until December 31, 2009, the Corporation was managed through a management services agreement with Atlantic Power Management, LLC, which is referred to herein as the "Manager," which was owned by two private equity funds managed by ArcLight Capital Partners, LLC. As such, the Corporation did not have any executive officers or other employees and all of the persons listed in this Information Circular and Proxy Statement as "named executive officers" were employed by the Manager. Effective December 31, 2009, the management agreement was terminated and all of the employees of the Manager became employees of the Corporation. In addition, Barry Welch, Patrick Welch and Paul Rapisarda entered into executive employment agreements with the Corporation in connection with the termination of the management agreement.

Compensation Objectives

Compensation plays an important role in achieving short and long-term business objectives that ultimately drives business success in alignment with long-term shareholder goals. The objectives of the Corporation's compensation program are to:

    •
    attract and retain highly qualified executive officers with a history of proven success;

    •
    align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy;

    •
    establish performance goals that, if met by the Corporation, are expected to improve long-term shareholder value; and

    •
    tie compensation to performance with respect to those goals and provide meaningful rewards for achieving them.

The Corporation's compensation program is designed to provide competitive rewards for services and incentive for its senior management team to implement both short-term and long-term strategies aimed at increasing shareholder value and aligning the interests of senior management with those of the Shareholders.

The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its employees. In designing the compensation program, the Board of Directors focuses on remaining competitive in the market with respect to total compensation for each of the executive officers. However, the Board of Directors does review each element of compensation for market competitiveness and it may weigh a particular element more heavily based on the executive officer's role.

Elements of compensation

The compensation of each named executive officer includes a base salary, cash bonus and eligibility for awards under the long-term incentive plan. All compensation decisions are made by the Compensation Committee of the Board of Directors.

Base salary

The base salaries for the named executive officers for 2010 were based on a review by the Board of Directors. This review is based on the level of responsibility, the experience level attained by the relevant named executive officer and his or her personal contribution to the Corporation's operating and financial performance with a goal to ensure that the base salaries are appropriate and competitive. On the basis of this review, the Board of Directors made a minor adjustment to the base salary of John Hulburt.

Annual cash bonus (non-equity incentive plan compensation)

Annual cash bonus awards for William Daniels and John Hulburt are discretionary, and generally based on whether or not duties have been performed well based on the relevant named executive officer's success in contributing to the operating and financial performance of the Corporation, including achieving annual goals and objectives approved by the Board. The annual goals and objectives are established at the company level and are broadly based on (i) company growth strategy through acquisitions and organic growth; (ii) operating performance of existing assets; (iii) investor relations; and (iv) risk management and administrative functions.

In the case of Barry Welch, Patrick Welch and Paul Rapisarda, for each of the three years 2009 through 2011 per the terms of their respective employment contracts there are three components: (i) pursuant to arrangements entered into at the time of the internalization of the Manager in December 2009, a portion of the annual cash bonus, identified as "Bonus" in the Summary Compensation Table on page C-20, is fixed based on the average amount in 2007 and 2008 of the portion of their bonuses that were paid by the Manager and not reimbursed by the Corporation in such years; (ii) a second component is based on the Corporation's total shareholder return compared to a group of peer companies of the Corporation. For this portion, which is included in the column identified as "Non-equity incentive plan compensation" in the Summary Compensation Table on page C-20, a scale establishes a minimum of zero and a maximum of 110% of a target amount equal to $300,000, $130,000 and $130,000 for Barry Welch, Patrick Welch and Paul Rapisarda, respectively. Relative performance at greater than the 10th percentile of the peer group is required to earn the minimum award and at greater than the 85th percentile of the peer group in order to earn the maximum award; and (iii) a discretionary component from zero to a maximum of 20% of the target in (ii) above, which is also included in the column identified as "Non-equity incentive plan compensation" in the Summary Compensation Table on page C-20, is based on the Board's assessment of the senior officers' performance in contributing to achievement of the Corporation's approved goals and objectives. Specifically in 2010, the Directors based these assessments on (i) for Barry Welch, his contributions to the achievement of goals related to the Corporation's growth strategy, operating performance, risk management and investor relations, (ii) for Patrick Welch, his contributions to the achievement of goals related to the Corporation's registration with the SEC as a public reporting entity and its listing on the NYSE as well as the Corporation's capital raising, risk management and investor relations, and (iii) for Paul Rapisarda, his contributions to the achievement of goals related to the Corporation's growth strategy and operating performance of existing assets. For 2010, Barry Welch, Patrick Welch and Paul Rapisarda received for the portion of their bonus compensation based on relative total shareholder return equal to 80% of their target amounts, and each also received the maximum 20% of such target based on the Board's assessment of the senior officers' performance.

Total shareholder return refers to the rate of return that a shareholder would earn on an investment in common shares (or, prior to the conversion of IPSs to common shares, IPSs) assuming the investment was held for the entire year and that monthly dividends were reinvested. For 2010, the Compensation Committee included the following companies in the peer group (the "2010 Peer Group") for the purpose of determining the Corporation's relative total shareholder return performance:

    •
    Boralex, Inc.;

    •
    Brookfield Renewable Power Fund;

    •
    Capital Power Income LP;

    •
    Northland Power Income Fund;

    •
    Macquarie Power and Infrastructure Income Fund;

    •
    Innergex Power Income Fund;

    •
    Boralex Income Fund(1);

    •
    Algonquin Power & Utilities Corp.; and

    •
    Maxim Power Corp.

Notes:

(1)
Boralex Income Fund was previously included, but was acquired by a third party during 2010 and removed from the group in accordance with the LTIP.

In 2010, the Corporation's total shareholder performance return of 38.5% was at the 63rd percentile of the Corporation's peer group, as calculated by Hugessen Consulting Group ("Hugessen").

For 2011, the Compensation Committee has approved an expanded peer group to include the original peer group (as described above) as well as 50 U.S.-listed master limited partnerships in the Alerian Index and 22 utilities in the S&P 400 Utility Index (the "2011 Peer Group"). The Compensation Committee determined to expand the Corporation's 2010 Peer Group as the peer group originally established for the LTIP had lost several members due to mergers and acquisitions and had become too small to provide a reasonable comparative group. In addition, the Compensation Committee believes that the 2011 Peer Group better represents entities with which the Corporation competes for capital, particularly in the United States. The Compensation Committee expanded the 2010 peer group taking into account factors such as industry, market capitalization, risk profiles, dividend levels and business models.

For non-officer executives, the non-equity incentive plan compensation is determined based on the process of (i) the CEO discussing their performance with their respective managers together as the officers group, and (ii) the review and discussion by the CEO with the Compensation Committee and their approval. The percentages of salaries for awards range from 0% to maximum levels that vary for each individual based on an overall assessment of their contributions to achieving the Corporation's approved goals and objectives.

Long Term Incentive Plan ("LTIP")

In 2006, the Board of Directors retained Mercer Human Resource Consulting ("Mercer") to assist in its review of the compensation of the employees of the Manager. The two primary roles of Mercer were (i) to provide a compensation benchmarking review, and (ii) to provide a review of LTIP alternatives and assist the Board of Directors in the design of the LTIP that was ultimately approved by the Board of Directors and by the Shareholders. The compensation benchmarking review provided the Board of Directors with an objective review of each component of compensation relative to the same components within a competitive peer group and identified the appropriateness and desirability of implementing the LTIP to further align the interests of employees of the Manager with those of the Corporation and holders of IPSs, and to adequately assist with attracting and retaining qualified employees in the relevant U.S. labor pool. The competitive peer group for this benchmarking included 18 Canadian energy trusts, 12 U.S. oil and gas master limited partnerships and 22 U.S. real estate investment trusts as compiled from their respective publicly-filed proxy information. Mercer also generally considered the overall compensation results shown in the 2005 Financial Services Survey Suite — Private Equity Firms Compensation Survey. Mercer's review concluded that the overall compensation plan, including the LTIP and each other component, was reasonable and appropriate.

The named executive officers and other employees of the Corporation are eligible to participate in the LTIP as determined by the Board of Directors. The purpose of the LTIP is to align the interests of named executive officers with those of the Shareholders and to assist in attracting, retaining and motivating key employees of the Manager by making a significant portion of their incentive compensation directly dependent upon the achievement of critical strategic, financial and operational objectives that are critical to ongoing growth and increasing the long-term value of the Corporation, as well as providing an opportunity to increase their share ownership over time. The LTIP is designed to help achieve short-term compensation objectives by setting yearly performance targets that trigger various levels of grants and also to achieve longer term objectives and assist in retention through the use of both a three-year vesting period and possible forfeiture of awards if certain levels of performance are not achieved during each grant's vesting period.

For each performance period (being, generally, a period of one calendar year commencing on January 1 of each year during 2006 through 2009), for senior officers, the Board of Directors established LTIP award percentages that determined the amount (based on a percentage of base salary) that each officer was entitled to receive under the LTIP if certain levels of target project cash flow for the performance period were achieved. For other employees, a target range based on percentages of salaries was established by the senior officers and approved by the Board of Directors, but the range was not directly tied to specific cash flow performance levels. Individual LTIP awards were proposed by the officers based on their evaluation of both the cash flow level achieved by the Corporation and the individual's contribution to that performance, and approved by the Board of Directors. Project cash flow was based on cash flows generated by the Corporation's projects less management fees, administrative expenses, corporate interest, taxes and any other adjustments determined by the Board of Directors, which discretion was exercised narrowly and may reflect either increases or decreases to project cash flow performance. LTIP awards for each performance period were determined by the Board of Directors based on the Corporation's actual cash flow. In making this determination, the Board of Directors had discretion to consider other factors, related to the Corporation's performance. If certain levels of target project cash flow were achieved as determined by the Board of Directors, the senior officer was eligible to receive a number of notional units (including fractional units) to be calculated by dividing an incentive amount (based on the LTIP award percentage multiplied by the named executive officer's base salary) by the market price per IPS. The market price per IPS or common share is defined in the LTIP as the weighted average closing price of IPSs or common shares on the TSX for the five days immediately preceding the applicable day. Notional units were structured to track the investment performance of IPSs, or common shares under the amended LTIP, including share prices and dividends. Any notional units granted to a participant in respect of a performance period were credited to a notional unit account for each participant on the determination date for such performance period. Each notional unit was entitled to receive distributions equal to the distributions on an IPS, to be credited in the form of additional notional units immediately following any distribution on the IPSs valued at the market price of an IPS at the date of distribution. Subsequent to the Corporation's conversion to a common share structure, all references to "IPS" in the LTIP were changed to "Common Shares" and all references to distributions on IPSs were changed to dividends on common shares.

For grants under the LTIP with respect to performance periods through 2009, subject in each case to review by the Audit Committee of the Company's annual audited financial statements, one-third of the notional units in a participant's notional unit account for a performance period vest on the 13-month anniversary following the determination date for such performance period, 50% of the notional units remaining in a participant's notional unit account for a performance period vest on the second anniversary date of the determination date for such performance period, and all remaining notional units in a participant's notional unit account for a performance period vest on the third anniversary of the determination date for such performance period.

On the applicable vesting date for notional units held in a participant's notional unit account, the Corporation redeems such vested notional units as follows: (i) one-third by lump sum cash payment (generally intended to be withheld toward payment of taxes that will be owed due to the vesting), and (ii) the remaining two-thirds by an exchange for common shares. Notwithstanding the foregoing, a named executive officer may elect to redeem such notional units for 100% common shares upon prior written notice of such election. All issuances of common shares on redemption of notional units under the LTIP are subject to compliance with applicable securities laws. In addition, the Board of Directors has the discretion to redeem notional units 100% with cash and has exercised this discretion for all notional units vested since the inception of the LTIP through 2010, except for those that have vested in the notional unit accounts of the Corporation's senior officers. This was due to constraints with regard to U.S. securities laws, which are no longer relevant since the company has registered with the SEC and listed on the NYSE, so all vesting events in 2011 and beyond should follow the redemption approach in (i) and (ii) above for all employees.

If the net cash flows (as determined by the Board of Directors) achieved in a performance period were less than 80% of the target project cash flow previously approved by the Board of Directors for that performance period, all notional units having a vesting date in the next performance period would be cancelled, would no longer be redeemable for common shares and the named executive officers will forfeit all rights, title and interest with respect to such notional units, unless otherwise expressly determined by the Board of Directors, as administrators of the LTIP.

2010 LTIP Amendments

In 2009, Hugessen was retained to assist the Board in assessing the Corporation's existing LTIP and proposing several design changes. The purpose of the LTIP changes was to further align the interests of the Corporation's officers and employees with Shareholders and to assist in attracting, retaining and motivating the Corporation's key employees.

In early 2010, the Board of Directors approved amendments to the LTIP. The amendments did not impact grants for the 2009 performance year or unvested notional units related to grants made prior to the 2010 amendments. The amended LTIP became effective for grants beginning with the 2010 performance year and was approved by the Shareholders at the annual general meeting held on June 29, 2010.

Under the amended LTIP, the notional units granted to plan participants have the same characteristics as the notional units under the old LTIP. However, the number of notional units granted is based, for senior executives entirely, on the Corporation's total shareholder return compared to the group of peer companies included in the 2011 Peer Group and, for employees that are not senior executives, performance measurement is weighted 1/3rd based on the Corporation's total shareholder return compared to a the 2011 Peer Group, and 2/3rd based on the achievement of a simplified net project cash flow measure. In addition, vesting of notional units for senior executives occurs on a three-year cliff basis as opposed to ratable vesting over three years under the old LTIP. Pursuant to each senior executive's employment agreement, each senior executive receives a grant at the beginning of each three-year performance period in amount equal to his base salary. The grant vests at the end of the three-year performance period in an amount ranging from 0% up to a maximum of 150% of the sum of units initially granted plus dividend equivalent rights received during the performance period. In addition, on May 14, 2010, each senior executive received a grant equal to one-third of his base salary (the "2010 Transition Award") and a grant equal to two-thirds of his base salary (the "2011 Transition Award"). The 2010 Transition Awards vested on March 31, 2011 in an amount equal to 125% of the initial grant, plus dividend equivalent rights, based on the Corporation's total shareholder return in 2010 compared to the 2011 Peer Group. The 2011 Transition Awards will vest on February 28, 2012 in an amount ranging from 0% up to a maximum of 150% of the sum of the units granted, plus dividend equivalent rights received during the vesting period, based on the total shareholder return of the corporation during 2010 and 2011 compared to the 2011 Peer Group. Named executive officers other than senior executives are eligible for an annual award under the LTIP ranging from 0% to 80% of their annual base salary.

401(k) matching contributions

The Corporation also makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula. The purpose of the matching contributions is to supplement the named executive officer's personal savings toward future retirement as the Corporation has no pension plan. The matching for the named executive officers is a dollar-for-dollar match with the employee's 401(k) contribution, up to the maximum allowed by Internal Revenue Service ("IRS") regulations. The IRS maximum contribution in 2010 was $16,500 for participants under age 50 and $22,000 for participants 50 and over.

Compensation Committee Report

The Compensation Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Information Circular and Proxy Statement.

Submitted by the Compensation Committee:

Ken Hartwick, Chair
Irving Gerstein
John McNeil
R. Foster Duncan
Holli Nichols

Summary Compensation Table

The following table sets forth a summary of salary and other annual compensation paid for 2010, 2009 and 2008 to each named executive officer (in US$).

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	Non-equity incentive plan compensation	All other compensation(3)	Total Compensation
Barry E. Welch	2010	535,000	400,000	1,587,088	300,000	22,000	2,844,088
Director, President and	2009	535,000	400,000	472,500	390,000	22,000	1,819,500
Chief Executive Officer	2008	525,000	—	625,000	625,000	20,500	1,795,500
Patrick J. Welch	2010	259,500	130,000	769,798	130,000	16,500	1,305,798
Chief Financial Officer and	2009	259,000	130,000	226,800	169,000	16,500	801,800
Corporate Secretary	2008	252,000	—	300,000	225,000	15,500	792,500
Paul H. Rapisarda(4)	2010	257,500	130,000	763,873	130,000	22,000	1,303,373
Managing Director, Asset	2009	257,500	130,000	225,000	169,000	22,000	800,500
Management and Acquisitions	2008	213,200	—	100,000	210,000	12,813	536,013
William B. Daniels	2010	185,000	—	129,524	175,750	22,000	512,274
Senior Director Asset	2009	185,000	—	110,500	166,500	22,000	484,000
Management	2008	170,000	—	115,500	136,000	14,650	436,150
John J. Hulburt(5)	2010	183,000	—	108,015	80,000	16,500	387,515
Corporate Controller	2009	180,000	—	87,500	80,000	12,601	360,101
	2008	90,192	—	—	40,000	6,125	136,317

Notes:

(1)
Represents the fixed portion of annual cash bonus for 2009 through 2011 payable per the terms of each executive officer's employment contract executed in connection with the management internalization in December 2009, for further information see page C-15.

(2)
The amounts shown under "Stock awards" reflect the grant date fair value of notional units granted during the year under the terms of the LTIP and are calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 14 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2010. A portion of the awards granted to senior officers in 2010 contain a performance condition. Assuming the highest level of performance is achieved, the total fair value of awards for 2010 would be $2,113,089 for Barry Welch; $1,624,926 for Patrick Welch and $1,017,039 for Paul Rapisarda.

(3)
Amounts represent company matching contributions to the 401(k) plan accounts of each executive officer.

(4)
Mr. Rapisarda's employment commenced in February 2008.

(5)
Mr. Hulburt's employment commenced in June 2008.

Following are plan-based awards during the year ended December 31, 2010 for each named executive officer.

		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)
Name	Grant date	Minimum ($)	Target ($)	Maximum ($)	Minimum (#)	Target (#)	Maximum (#)	Grant date fair value of LTIP awards ($)(3)
Barry E. Welch	N/A	—	300,000	390,000
	3/29/10				42,266	42,266	42,266	535,088
	5/14/10				—	89,532	134,298	1,052,001
Patrick J. Welch	N/A	—	130,000	169,000
	3/29/10				20,501	20,501	20,501	259,543
	5/14/10				—	43,426	65,139	510,255
Paul H. Rapisarda	N/A	—	130,000	169,000	20,343
	3/29/10				—	20,343	20,343	257,542
	5/14/10					43,092	64,638	506,331
William B. Daniels	NA	—	142,500	190,000
	3/29/10				10,231	10,231	10,231	129,524
John J. Hulburt	NA	—	75,200	94,000
	3/29/10				8,532	8,532	8,532	108,015

Notes:

(1)
Amounts shown represent the range of possible annual cash bonus. In addition Barry Welch, Patrick Welch and Paul Rapisarda receive an annual fixed bonus under the terms of their executive employment agreements. The amount of the annual fixed bonus is $400,000 for Barry Welch and $130,000 for Patrick Welch and for Paul Rapisarda.

(2)
The amounts shown for the March 29, 2010 grant date represent the fixed number of notional units granted for the 2009 performance year that was approved by the Board of Directors. The amounts shown for the May 14, 2010 grant date represent grants under the amended LTIP, which are subject to a performance-based vesting condition. None of the amounts include dividend equivalent nights that accrue on notional units.

(3)
Amounts are calculated in accordance with FASB ASC Topic 718.

Compensation of Barry Welch

Prior to December 31, 2009, Barry Welch was the President and Chief Executive Officer of the Manager. Beginning in 2010, Mr. Welch became the President and Chief Executive Officer of the Corporation. For the year ended December 31, 2010, Mr. Welch received a base salary of $535,000 and an annual bonus of $700,000.

Mr. Welch's base salary was historically established by the Manager, but reviewed by the Corporation's independent directors as part of the annual approval of the Manager's budget, based on his responsibilities, his execution of the Corporation's strategic business plan, whether it is appropriate and competitive relative to compensation of similar positions with competitive peer firms and changes to local cost of living. His salary increased by $10,000 as of January 2009 and was unchanged for 2010. For 2011, the Compensation Committee voted to increase Mr. Welch's salary by $40,000 based on a review of peer company data as well as his accomplishments in achieving the Corporation's goals and objectives and his critical role in executing the Corporation's strategy.

For the 2010 performance year, Mr. Welch's bonus was determined with one portion equal to the average level that the Manager's portion of his bonus had been paid for the prior two years, that being $400,000.

The other portion of Mr. Welch's bonus was determined based on the sum of $240,000 determined by the Corporation's 2010 total shareholder return performance relative to the Corporation's peer group and a maximum $60,000 based on the independent directors' assessment of his performance against annually approved goals and objectives.

On March 29, 2010, Mr. Welch received a grant of 42,266 notional units under the initial LTIP for the 2009 performance period. The award was based on his contribution to achieving target levels of a cash flow measure that was approved by the independent directors, as well as progress in successfully executing our strategic plan and goals and objectives, which are also approved by the independent directors each year. Based on our actual project cash flow of $78.8 million in 2009, and board of directors' discretion, the LTIP award for the 2009 performance year for all senior officers was set at 100% of their base salary, compared to the prior year's 90%. In addition, on May 14, 2010, Mr. Welch received a grant of 89,532 notional units under the amended LTIP, which is comprised of: 44,766 notional units for the 2010 through 2012 performance period; a 2010 Transition Award of 14,922 notional units and a 2011 Transition Award of 29,844 notional units.

Compensation of Patrick Welch

Prior to December 31, 2009, Patrick Welch was the Chief Financial Officer and Corporate Secretary of the Manager. Beginning in 2010, Mr. Welch became the Corporation's Chief Financial Officer and Corporate Secretary. For the financial year ended December 31, 2010, Mr. Welch received a base salary of $259,500 and an annual bonus of $260,000.

Mr. Welch's base salary was historically established by the Manager, but reviewed by the Corporation's independent directors based on his responsibilities, his role in execution of the Corporation's strategic business plan and whether it is appropriate and competitive relative to compensation of similar positions with competitive peer firms and changes to local cost of living. Mr. Welch's salary was increased by $7,500 as of January 2009 and was unchanged for 2010. For 2011, the Compensation Committee voted to increase Mr. Welch's salary by $50,000 based on a review of peer company data as well as his accomplishments in achieving the Corporation's goals and objectives and his critical role in executing the Corporation's strategy.

For the 2010 performance year, Mr. Welch's bonus was determined with one portion fixed at approximately the average level that the Manager's portion of his bonus had been paid for the prior two years, or $130,000. The other portion of Mr. Welch's bonus was determined based on the sum of $104,000 determined by the Corporation's 2010 total shareholder return performance relative to the Corporation's peer group and a maximum $26,000 based on the independent directors' assessment of his performance against annually approved goals and objectives.

On March 29, 2010, Mr. Welch received a grant of 20,501 notional units under the initial LTIP for the 2009 performance period. The award was based on his contribution to achieving target levels of a cash flow measure that was approved by the independent directors, as well as progress in successfully executing our strategic plan and goals and objectives, which are also approved by the independent directors each year. Based on our actual project cash flow of $78.8 million in 2009, and board of directors' discretion, the LTIP award for the 2009 performance year for all senior officers was set at 100% of their base salary, compared to the prior year's 90%. In addition, on May 14, 2010, Mr. Welch received a grant of 43,426 notional units under the amended LTIP, which is comprised of: 21,713 notional units for the 2010 through 2012 performance period; a 2010 Transition Award of 7,238 notional units and a 2011 Transition Award of 14,475 notional units.

Compensation of Paul Rapisarda

Prior to December 31, 2009, Paul Rapisarda was the Managing Director, Asset Management and Acquisitions of the Manager. Beginning in 2010, Mr. Rapisarda became the Corporation's Managing Director, Asset Management and Acquisitions. For the financial year ended December 31, 2010, Mr. Rapisarda received a base salary of $257,500 and an annual bonus of $260,000.

Mr. Rapisarda's base salary was historically established by the Manager, but reviewed by the Corporation's independent directors based on his responsibilities, his role in execution of our strategic business plan and whether it is appropriate and competitive relative to compensation of similar positions with competitive peer firms and changes to local cost of living. His salary was increased by $7,500 in 2009 and was unchanged in 2010. For 2011, the Compensation Committee voted to increase Mr. Rapisarda's salary by $50,000 based on a review of peer company data as well as his accomplishments in achieving the Corporation's goals and objectives and his critical role in executing the Corporation's strategy.

For the 2010 performance year, Mr. Rapisarda's bonus was determined with one portion fixed at approximately the average level that the Manager's portion of his bonus had been paid for the prior two years, or $130,000. The other portion of Mr. Rapisarda's bonus was determined based on the sum of $104,000 determined by our 2010 total shareholder return performance relative to our peer group and a maximum $26,000 based on the independent directors' assessment of his performance against annually approved goals and objectives.

On March 29, 2010, Mr. Rapisarda received a grant of 20,343 notional units under the initial LTIP for the 2009 performance period. The award was based on his contribution to achieving target levels of a cash flow measure that was approved by the independent directors, as well as progress in successfully executing our strategic plan and goals and objectives, which are also approved by the independent directors each year. Based on our actual project cash flow of $78.8 million in 2009, and board of directors' discretion, the LTIP award for the 2009 performance year for all senior officers was set at 100% of their base salary, compared to the prior year's 90%. In addition, on May 14, 2010, Mr. Rapisarda received a grant of 43,092 notional units under the amended LTIP, which is comprised of: 21,546 notional units for the 2010 through 2012 performance period; a 2010 Transition Award of 7,182 notional units and a 2011 Transition Award of 14,364 notional units.

Compensation of William Daniels

Prior to December 31, 2009, William Daniels was the Director, Asset Management of the Manager. Beginning in 2010, Mr. Daniels became our Senior Director, Asset Management. For the financial year ended December 31, 2010, Mr. Daniels received a base salary of $185,000 and an annual bonus of $175,750. In March 2010, Mr. Daniels received a grant of 10,231 notional units under the amended LTIP with an estimated total fair market value of$129,500 as at the date of grant.

Mr. Daniels' base salary was historically established by the Manager, but reviewed by the Corporation's independent directors based on his responsibilities, his role in execution of our strategic business plan and whether it is appropriate and competitive relative to compensation of similar positions with competitive peer firms and changes to local cost of living. His salary was increased by $15,000 in 2009 and was unchanged for 2010. Mr. Daniels base salary was increased by $5,000 for 2011.

Mr. Daniels' 2010 annual bonus was $175,750, which was recommended by the senior executive officers based on his contributions to achieving approved goals and objectives relating to operating and financial performance of our existing projects, and approved by the Compensation Committee.

LTIP awards to Mr. Daniels are based on his contribution to achieving target levels of a cash flow measure that are approved each year by our independent directors and to the Corporation achieving relative total shareholder return performance, as well as progress in successfully executing our strategic plan and goals and objectives, which are approved by the Compensation Committee each year. Vesting of this award occurs ratably over the three-year period immediately following the LTIP award. Based on our actual cash flow compared to the project cash flow levels, and the actual relative total shareholder return performance, Mr. Daniels' LTIP award in 2010 was set at 70% of base salary, the same as the prior year, and was granted by the Board of Directors on March 29, 2010.

Compensation of John J. Hulburt

Prior to December 31, 2009, John Hulburt was the Corporate Controller of the Manager. Beginning in 2010, Mr. Hulburt became the Corporation's Corporate Controller. For the financial year ended December 31, 2010, Mr. Hulburt received a base salary of $183,000 and an annual bonus of $80,000. In March 2010, Mr. Hulburt received a grant of 8,532 notional units under the amended LTIP with an estimated total fair market value of $108,000 as at the date of grant.

Mr. Hulburt's base salary was historically established by the Manager, but reviewed by the Corporation's independent Directors based on his responsibilities, his role in execution of the Corporation's strategic business plan and whether it is appropriate and competitive relative to compensation of similar positions with competitive peer firms and changes to local cost of living. His salary was increased by $5,000 in 2009 and $3,000 beginning in January 2010. Mr. Hulburt's salary was increased by $5,000 for 2011.

Mr. Hulburt's 2010 annual bonus was $80,000 which was recommended by the senior executive officers based on his contributions to achieving approved goals and objectives related to finance, accounting and internal controls, and approved by the Compensation Committee.

LTIP awards to Mr. Hulburt are based on his contribution to achieving target levels of a cash flow measure that are approved each year by our independent directors and to the Corporation achieving relative total shareholder return performance, as well as progress in successfully executing our strategic plan and goals and objectives, which are approved by our Compensation Committee each year. Vesting of this award occurs ratably over the three-year period immediately following the LTIP award. Based on our actual cash flow compared to the project cash flow levels, and the actual relative total shareholder return performance, Mr. Hulburt's LTIP award for the 2009 performance year was set at 60% of base salary, the same as the prior year, and was granted by the Board of Directors on March 29, 2010.

Outstanding Share-Based Awards

The following table sets forth, for each named executive officer, all share-based awards outstanding under the terms of the LTIP as of December 31, 2010:

Name	Number of shares or notional units that have not vested(1)(2)	Market or pay-out value of share-based awards that have not vested (US$)(2)	Equity Incentive Plan Awards: Number of unearned shares of notional units that have not vested(1)(2)	Equity Incentive Plan Awards: Market or payout value of unearned shares or notional units that have not vested(2)
Barry E. Welch	138,263	2,042,140	95,166	1,405,601
Patrick J. Welch	66,593	983,576	46,159	681,763
Paul H. Rapisarda	57,135	843,881	45,804	676,520
William B. Daniels	31,317	462,546	—	—
John J. Hulburt	21,121	311,953	—	—

Notes:

(1)
Notional units granted under the LTIP vest in accordance with the amended plan over a period of up to a maximum of three years.

(2)
This amount includes notional units credited under the LTIP to the Notional Unit Account of the Named Executive Officer for monthly dividends through December 31, 2010.

Stock Vested

The following table sets forth, for each named executive officer, the value of all share-based incentive plan awards vested during the year ended December 31, 2010:

Name	Number of shares acquired on vesting (US$)	Value realized on vesting (US$)
Barry E. Welch	63,147	789,429
Patrick J. Welch	30,310	378,950
Paul H. Rapisarda	12,520	156,531
William B. Daniels	—	—
John J. Hulburt	—	—

Equity Compensation Plan Information

The following table provides information as of December 31, 2010 regarding the LTIP, the only equity compensation plan of the Corporation or its subsidiaries.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plan(1)(2)
Equity compensation plans approved by security holders:	600,981	997,680

Notes:

(1)
Assumes that the participants elect to receive 100% Common Shares upon redemption. This amount does not include future credits to the Notional share Accounts of participants related to monthly dividends paid on the Common Shares.

(2)
The maximum aggregate number of Common Shares that may be issued under the original LTIP and the amended LTIP upon redemption of notional shares is 1,350,000 shares.

Employment Contracts

Each of Barry Welch (President and Chief Executive Officer), Patrick Welch (Chief Financial Officer and Corporate Secretary) and Paul Rapisarda (Managing Director, Asset Management and Acquisitions) were employees of the Manager, which managed the Corporation's business under the management agreement through its termination date of December 31, 2009. In connection with the termination of the management agreement on December 31, 2009, the Corporation hired all of the employees of the Manager. As a result, the employment agreements with the Corporation's senior executives were terminated and were replaced with new employment agreements. To assist in the structuring and negotiation of the employment agreements, the Corporation's independent directors employed Hugessen to review and advise on their terms to ensure that the agreements were consistent with best practices in the marketplace. The most significant change in the new employment agreements are the removal of the Manager as a party to the agreements and the assumption by the Corporation's independent directors of all compensation decisions related to the Corporation's senior executives. Each of the employment agreements provides the respective officer with the following: (i) an initial annual base salary, which is subject to annual review; (ii) eligibility for a performance-based annual cash bonus; (iii) eligibility to participate in the LTIP; and (iv) certain other customary employee benefits. Under the employment agreements, the annual base salary for 2010 for Barry Welch, Patrick Welch and Paul Rapisarda was $535,000, $259,500 and $257,500, respectively. The guaranteed bonuses for 2010 for Barry Welch, Patrick Welch and Paul Rapisarda were $400,000, $130,000 and $130,000 respectively.

Termination and Change of Control Benefits

Each named senior executive officer's employment agreement provides that if the respective officer is terminated without cause within 90 days preceding or one year after a change in control or if he resigns within that time period because certain further triggering events have occurred including a constructive dismissal, reduction in salary or benefits, relocation, change in position of employment or reporting relationships, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his salary and bonus pro-rated through the termination date; (ii) a termination payment equal to three times the average (in the case of Barry Welch) or one times the average (in the case of Patrick Welch and Paul Rapisarda), during the last two years, of the sum of the respective officer's: (a) base salary, (b) annual cash bonus, and (c) the most recent matching contribution to his 401(k) plan; (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of two years (in the case of Barry Welch) or one year (in the case of Patrick Welch and Paul Rapisarda) following termination; and (v) costs of outplacement services customary for senior executives at the respective officer's level for a period of 12 months following termination with the cost capped at $25,000. The employment agreements also contain non-competition and non-solicitation limitations on each of the officers following certain termination events. The non-competition restrictions apply for a period of one year or one month (in the case of Barry Welch) or a period of one month or six months (in the case of Patrick Welch and Paul Rapisarda) following termination depending on the circumstances of the termination and the non-solicitation restrictions apply for a period of two years (in the case of Barry Welch) or one year (in the case of Patrick Welch and Paul Rapisarda) following the date of termination.

In each senior executive officer's employment agreement, the term "Change in Control" means the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the Corporation's assets, directly or indirectly, which assets generated more than 50% of the Corporation's cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the Corporation's liquidation or dissolution; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of the Corporation's common shares or voting power; (iv) the Corporation's merger or consolidation with another person with the effect that immediately after such transaction Shareholders immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation; or (v) the Corporation enters into any agreement providing for any of the foregoing; or the date which is 90 days prior to a definitive announcement of any of the foregoing whichever is earlier, and the transaction contemplated thereby is ultimately consummated.

If Barry Welch, Patrick Welch or Paul Rapisarda is terminated for cause, then he will be entitled to all vested benefits under all incentive compensation or other plans in accordance with the terms and conditions of such plan, however he will not be entitled to the payments or benefits listed in items (i) through (v) in the second preceding paragraph above, except as may be required by applicable law. "Cause" is defined in each employment agreement as "a termination by reason of the Corporation's good faith determination that the Executive (i) engaged in willful misconduct in the performance of his duties, (ii) breached a fiduciary duty to the Corporation for personal profit to himself, (iii) after determination by a court of competent jurisdiction, willfully violated any law, rule or regulation of a governmental authority with jurisdiction over the Executive or the Corporation at the time and place of such violation (other than traffic violation or similar offenses) or any final cease and desist order of a court or other tribunal of competent jurisdiction, or (iv) materially and willfully breached this Agreement. No act, or failure to act, on the Executive's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that this action or failure to act was in the best interest of the Corporation."

The following table provides, for each of the foregoing senior executive officers, an estimate of the payments payable by us, assuming a termination for any reason other than cause, including the occurrence of the triggering events described above, took place on December 31, 2010:

Name	Type of payment	Termination payment(1) (US$)	2010 Pro-rata bonus (US$)	Vesting of stock based compensation (US$)	Employee benefits (US$)	Total (US$)
Barry E. Welch	Termination without cause or in connection with change of control	3,793,500	700,000	2,744,945	85,474	7,323,919
Patrick J. Welch	Termination without cause or in connection with change of control	538,000	260,000	1,324,458	55,237	2,177,695
Paul H. Rapisarda	Termination without cause or in connection with change of control	541,500	260,000	1,182,144	55,237	2,038,881

Note:

(1)
Includes three times the average (in the case of Barry Welch) or one times the average (in the case of Patrick Welch and Paul Rapisarda), during the last two years, of the sum of the respective officer's: (a) base salary, (b) annual Bonus, and (c) the most recent matching contribution to his 401(k) plan.

Compensation Risk Assessment

The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

    •
    allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under LTIP, discourages short-term risk taking;

    •
    approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking;

    •
    compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk taking; and

    •
    business does not face the same level of risks associated with compensation for employees at financial services firms (traders and instruments with a high degree of risk).

Compensation of Directors

Director Fees

Each independent director is entitled to receive an annual retainer of $40,000 and $1,500 per meeting attended in person or $500 per meeting attended by phone. The chair of the Audit Committee and Compensation Committee receive an additional $10,000 per year. Directors are reimbursed for out-of-pocket expenses for attending meetings. Directors also participate in the insurance and indemnification arrangements described below.

Equity Ownership Guideline

On April 24, 2007, the Board of Directors adopted an equity ownership guideline for independent Directors. The guideline provides that by April 24, 2010 (for existing independent directors) or within three years of their initial election (for new independent directors), each independent director should own equity securities of the Corporation (which will include notional shares issued under the deferred share unit plan described below), representing an investment by each independent director of three times their current annual retainer.

Deferred Share Unit Plan

On April 24, 2007, the Board of Directors established a deferred share unit plan ("DSU Plan") for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have fees paid to them by the Corporation for their services as directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such director in the form of notional shares representing the current market price of the Corporation's common shares at the time of contribution. For so long as the participant continues to serve on the Board of Directors, dividends accrue on the notional shares consistent with amounts declared by the Board of Directors on the Corporation's common shares and additional notional shares representing the dividends are credited to the participant's notional share account. Notional shares credited to the participant's notional share account may be redeemed only when a participant no longer serves on the Board of Directors for any reason or upon a reorganization of the Corporation.

The following table describes director compensation for non-management directors for the year ended December 31, 2010. Directors who are also officers of the Corporation are not entitled to any compensation for their services as a director.

Name	Fees earned or paid in cash (US$)	Total compensation (US$)
Irving R. Gerstein	71,500	71,500
Kenneth M. Hartwick(1)	83,500	83,500
John A. McNeil	64,500	64,500
William E. Whitman(2)	334,693	334,693
Holli Nichols(3)	32,222	32,222
R. Foster Duncan	34,222	34,222

Notes:

(1)
Mr. Hartwick deferred all of his 2010 fees in the DSU Plan.

(2)
Mr. Whitman is no longer a director as of June 29, 2010 and received his entire deferred balance of $309,193 from the DSU Plan.

(3)
Ms. Nichols has elected to defer 50% of her 2010 fees in the DSU Plan.

Compensation Committee Interlocks and Insider Participation

During 2010, Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Nichols served as members of the Compensation Committee of the Board of Directors of the Corporation.

Mr. Barry Welch was involved in making recommendations to the Compensation Committee regarding compensation for the other two senior executives, and all three senior executives were involved in making recommendations regarding compensation of the other two named executive officers. During 2010, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Corporation; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation as of April 28, 2011 with respect to:

    •
    each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares (none as of April 28, 2011);

    •
    each of the Directors of the Corporation;

    •
    each of the named executive officers of the Corporation; and

    •
    all of the Directors and the named executive officers of the Corporation as a group.

The address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, 200 Clarendon Street, Floor 25, Boston, MA 02116.

Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned		Percentage of Common Shares beneficially owned(1)
Directors and named executive officers
Irving R. Gerstein	10,400		*
Kenneth M. Hartwick	55,552	(2)	*
John A. McNeil	12,500		*
R. Foster Duncan(3)	—		*
Holli Nichols(3)	1,840	(2)	*
Barry E. Welch	223,105		*
Patrick J. Welch	89,206		*
Paul H. Rapisarda	40,009		*
William B. Daniels	11,173		*
John J. Hulburt	6,143		*
All directors and named executive officers as a group (10 persons)	449,929		0.7

Notes:

*
Less than 1%

(1)
The applicable percentage ownership is based on 68,531,901 common shares issued and outstanding as of April 28, 2011.

(2)
Common Shares beneficially owned include units held in the Corporation's Deferred Share Unit Plan of 53,552 for Ken Hartwick and 1,840 for Holli Nichols.

(3)
Joined Board in June 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2010, the Corporation's officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that a Form 4 filed by the Corporation on behalf of each of Barry Welch, Patrick Welch and Paul Rapisarda on January 4, 2011 was late with respect to five transactions relating to dividend equivalent rights accrued on the units granted under the LTIP and a Form 4 filed by the Corporation on behalf of each of Holli Nichols and Kenneth Hartwick on January 4, 2011 was late with respect to six transactions relating to the deferred share units granted under the DSU Plan.

 DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION

The Corporation has obtained a directors' and officers' policy of insurance for directors and officers of the Corporation and its subsidiaries that provides an aggregate limit of liability to the insured directors, officers and Corporations of $40 million.

The articles of the Corporation also provide for the indemnification of the Directors and officers from and against liability and costs in respect of any action or suit against them in connection with the execution of their duties of office, subject to certain limitations.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

For the year ended December 31, 2010, there was no indebtedness of any current or former officers or directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of the Directors, other than as disclosed under the heading "Directors' and Officers' Insurance and Indemnification," no insider, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's last financial period.

The Board of Directors will review and approve all relationships and transactions in which the Corporation and any of the its directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In approving or rejecting such proposed relationships and transactions, the Board shall consider the relevant facts and circumstances available and deemed relevant to this determination. The Nominating and Governance Committee is responsible under its charter for monitoring compliance with the Code of Business Conduct and Ethics.

CORPORATE GOVERNANCE DISCLOSURE

Pursuant National Policy 58-201 Corporate Governance Guidelines and National Instrument 58-101 Disclosure of Corporate Governance Practices, which set out requirements and best practice standards for effective corporate governance and applicable SEC rules, we are required to disclose our corporate governance practices. We are pleased to make the following disclosure regarding our governance practices:

Board of Directors

  (a)
  The independent members of the Board are Irving Gerstein, Kenneth Hartwick, John McNeil, R. Foster Duncan and Holli Nichols.

  (b)
  The non-independent member of the Board is Barry Welch. Mr. Welch is the President and Chief Executive Officer of the Corporation.

  (c)
  Five of the six members of the Board are independent.

  (d)
  Three of the Directors also serve as directors on the boards of other reporting issuers (or the equivalent). Senator Gerstein serves as a director on the boards of Medical Facilities

    Corporation, Student Transportation Inc. and Economic Investment Trust Limited. Mr. Hartwick serves as director on the board of Just Energy Group Inc. Mr. Duncan serves as director on the boards of North American Energy Alliance, LLC, Xtreme Power, Inc and Advisors of GridPoint, Inc.

  (e)
  The Board, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of the members of which are independent, meet regularly without management present. These meetings without management generally occur each time the Board or respective Committee holds a scheduled meeting.

  (f)
  The Chair of the Board, Senator Gerstein, is an independent director. Mr. Gerstein's responsibilities include establishing, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management, the agendas for each meeting of the Board. The agenda for each committee meeting will be established by the Chair of that committee in consultation with appropriate members of the committee and management.

  (g)
  The following table sets forth the number of Board and committee meetings held and attendance by Directors for the year ended December 31, 2010:

Attendance of Directors

Director	Board of Directors of the Corporation Attended (in person or by telephone)
Irving Gerstein	21 of 21
Kenneth Hartwick	21 of 21
John McNeil	21 of 21
Barry Welch	21 of 21
R. Foster Duncan	12 of 12
Holli Nichols	12 of 12

Each Director attended at least 75% of the aggregate of (i) the total number of meeting of the Board of Directors (held during the period for which he or she has been a director) and (ii) the total number of meeting of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of shareholders. Five of six Directors then serving attended the annual and special meeting held on June 29, 2010.

It is expected that the Board will meet at least six times each year: three meetings to review quarterly results, prior to the issuance of the annual audited financial results of the Corporation, an annual budget meeting in December and an annual strategy & director education meeting in January (and more frequently, if required). The Committees of the Corporation will meet as required by their respective charters.

Board Mandate

The mandate of the Board of Directors is included as Schedule A to the Information Circular and Proxy Statement.

Risk Oversight

The Audit Committee receives and discusses a risk management update each quarter which is reviewed and discussed with management prior to the committee's recommendation to the Board to approve quarterly financial disclosures. In addition, the Board receives monthly Operations Reports about each project with full opportunity for directors to ask questions of management about any potential issues identified.

Board Leadership Structure

Currently, Mr. Gerstein serves as the Chairman of the Board of Directors and Mr. Barry Welch serves as the Chief Executive Officer of the Corporation. The Board has determined that it is in the best interest of the Corporation to separate the Chief Executive Officer and Chairman positions.

Position Descriptions

Position descriptions for the Chair of the Board, the Chair of the Audit Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Compensation Committee and the Chief Executive Officer of the Corporation are as follows:

  I.
  Responsibilities of the Board of Directors Chair:

  (a)
  the Chair shall be expected to attend and chair meetings of the Board of Directors and securityholders of the Corporation;

  (b)
  the Chair shall be an independent director;

  (c)
  the Chair shall not be expected to and shall not perform policy-making functions other than in his or her capacity as a Director. The Chair shall not have the right or entitlement to bind the Corporation in his or her capacity as Chair;

  (d)
  the Chair shall provide direction with respect to the dates and frequencies of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Corporation to prepare Board meeting agendas;

  (e)
  the Chair shall ensure that the Board understands the boundaries between the Board and management responsibilities; and

  (f)
  the Chair shall ensure that the Board of Directors carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

  II.
  Responsibilities of the Audit Committee Chair:

  (a)
  the Chair will provide leadership to the Audit Committee in discharging its mandate as set out in the written charter of the Audit Committee (the "Charter"), including by:

  (i)
  promoting a thorough understanding by members of the Audit Committee, management and the Corporation's external auditor of:

  (A)
  the duties and responsibilities of the Audit Committee; and

  (B)
  the relationship between the Audit Committee and each of the Corporation's

                1.     management; and

                2.     external auditor; and

      (ii)
      promoting cohesiveness among members of the Audit Committee.

    (b)
    the Chair shall be the liaison between the Audit Committee and the Corporation's management and external auditor, promoting open and constructive discussions between members of the Audit Committee and each of these parties;

    (c)
    the Chair shall promote the proper flow of information to the Audit Committee to keep the Audit Committee fully apprised of all matters which are material to the Corporation at all times, including coordinating with the Chief Executive Officer and Chief Financial Officer of the Corporation to ensure that information requested by any member of the Committee is provided and meets the needs of that Audit Committee member;

    (d)
    in connection with meetings of the Audit Committee, the Chair shall be responsible for:

    (i)
    scheduling meetings of the Audit Committee;

    (ii)
    organizing and presenting the agenda for Audit Committee meetings such that:

    (A)
    all of the responsibilities assigned to the Audit Committee under the terms of the Charter are discharged on a timely and diligent basis, and

    (B)
    members of the Audit Committee have input into the agendas;

    (iii)
    monitoring the adequacy of materials provided to the Audit Committee by management in connection with the Audit Committee's deliberations;

    (iv)
    ensuring that members of the Audit Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Audit Committee;

    (v)
    recommending procedures to enhance the work of the Committee;

    (vi)
    ensuring that the members of the Committee have adequate opportunities to meet without management present;

      (vii)
      presiding over meetings of the Audit Committee; and

      (viii)
      presiding over in camera meetings of the Audit Committee;

    (e)
    the Chair shall report to the Board of Directors on the activities of the Audit Committee as contemplated in the Charter of the Audit Committee;

    (f)
    on an annual basis, the Chair shall lead the Audit Committee in the process established by the Board for assessing the performance of the Audit Committee;

    (g)
    under the direction of the Chair, the Audit Committee shall review and assess the adequacy of the Charter of the Audit Committee annually and recommend to the Board any changes it deems appropriate;

    (h)
    the Chair shall perform such other functions:

    (i)
    as may be ancillary to the duties and responsibilities described above; and

    (ii)
    as may be delegated to the Chair by the Audit Committee or the Board from time to time.

  III.
  Responsibilities of the Chair of the Nominating and Corporate Governance Committee:

  (a)
  the Chair will provide leadership to the Nominating and Corporate Governance Committee in discharging its mandate as set out in the Charter, including by:

  (i)
  promoting a thorough understanding by members of the Nominating and Corporate Governance Committee and the Corporation's officers of the duties and responsibilities of the Nominating and Corporate Governance Committee;

  (ii)
  promoting cohesiveness among members of the Nominating and Corporate Governance Committee; and

  (iii)
  acting as the liaison between the Nominating and Corporate Governance Committee, the Board and the Corporation's officers, promoting open and constructive discussions between members of the Nominating and Corporate Governance Committee and each of these parties;

  (b)
  in connection with meetings of the Nominating and Corporate Governance Committee, the Chair shall be responsible for:

  (i)
  taking the principal initiative in scheduling meetings of the Nominating and Corporate Governance Committee;

  (ii)
  organizing and presenting the agenda for Nominating and Corporate Governance Committee meetings such that all of the responsibilities assigned to the Nominating and Corporate Governance Committee under the terms of the Charter are discharged on a timely and diligent basis and all members of the Nominating and Corporate Governance Committee have input into the agendas;

      (iii)
      monitoring the adequacy of materials provided to the Nominating and Corporate Governance Committee by the Corporation's officers in connection with the Nominating and Corporate Governance Committee's deliberations, and ensuring that members of the Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Nominating and Corporate Governance Committee during deliberations;

      (iv)
      recommending procedures to enhance the work of the Nominating and Corporate Governance Committee;

      (v)
      ensuring that the members of the Nominating and Corporate Governance Committee have adequate opportunities to meet without the Corporation's officers present; and

      (vi)
      presiding over meetings of the Nominating and Corporate Governance Committee, including in-camera meetings;

    (c)
    the Chair shall report to the Board on the activities of the Nominating and Corporate Governance Committee as contemplated in the Charter of the Nominating and Corporate Governance Committee;

    (d)
    on an annual basis, the Chair shall lead the Nominating and Corporate Governance Committee members and facilitate the annual performance review and evaluation of the Nominating and Corporate Governance Committee and its members in accordance with the Charter of the Nominating and Corporate Governance Committee, including an assessment of the adequacy of the Charter;

    (e)
    the Chair shall promote the proper flow of information to the Nominating and Corporate Governance Committee to keep the Nominating and Corporate Governance Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Nominating and Corporate Governance Committee is provided and meets the needs of that Nominating and Corporate Governance Committee member; and

    (f)
    the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Nominating and Corporate Governance Committee or the Board from time to time.

  IV.
  Responsibilities of the Chair of the Compensation Committee:

  (a)
  the Chair will provide leadership to the Compensation Committee in discharging its mandate as set out in the Charter of the Compensation Committee, including by:

  (i)
  promoting a thorough understanding by members of the Compensation Committee and senior management of the Corporation of the duties and responsibilities of the Compensation Committee;

  (ii)
  promoting cohesiveness among members of the Compensation Committee;

      (iii)
      acting as the liaison between the Compensation Committee, the Board and the Corporation's senior management, promoting open and constructive discussions between members of the Compensation Committee and each of these parties;

    (b)
    in connection with meetings of the Compensation Committee, the Chair shall be responsible for:

    (i)
    taking the principal initiative in scheduling meetings of the Compensation Committee;

    (ii)
    organizing and presenting the agenda for Compensation Committee meetings such that all of the responsibilities assigned to the Committee under the terms of the Charter are discharged on a timely and diligent basis and all members of the Compensation Committee have input into the agendas;

    (iii)
    monitoring the adequacy of materials provided to the Compensation Committee by senior management or other sources in connection with the Compensation Committee's deliberations, and ensuring that members of the Compensation Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Compensation Committee during deliberations;

    (iv)
    recommending procedures to enhance the work of the Compensation Committee;

    (v)
    ensuring that the members of the Compensation Committee have adequate opportunities to meet without senior management present; and

    (vi)
    presiding over meetings of the Compensation Committee, including in-camera meetings;

    (c)
    the Chair shall report to the Board on the activities of the Compensation Committee as contemplated in the Charter of the Compensation Committee;

    (d)
    on an annual basis, the Chair shall lead the Compensation Committee members and facilitate the annual performance review and evaluation of the Compensation Committee and its members in accordance with the Charter of the Compensation Committee, including an assessment of the adequacy of the Charter of the Compensation Committee;

    (e)
    the Chair shall promote the proper flow of information to the Compensation Committee to keep the Compensation Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Compensation Committee is provided and meets the needs of that Compensation Committee member; and

    (f)
    the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Compensation Committee or the Board from time to time.

  V.
  Responsibilities of the Chief Executive Officer of the Corporation:

  (a)
  the Chief Executive Officer of the Corporation shall be responsible for providing strategic leadership and vision to the Corporation by working with the Board and senior management to establish, implement and oversee strategies, plans and policies of the Corporation, subject to the direction and oversight of the Board, and shall have responsibility for the day-to-day operation of the business of the Corporation in accordance with the Corporation's strategic plan and operating and capital expenditure budgets as previously approved by the Board;

    (b)
    specific responsibilities:

    (i)
    to lead the strategic planning process for the Corporation and, together with senior management, to recommend to the Board goals for the Corporation's business and, when approved by the Board, to implement the corresponding strategic, operational and profit plans;

    (ii)
    to report to, and meet regularly and as required with, the Board and all formally appointed committees of the Board to review Board and committee issues and provide to the Board or the relevant committee all information and access to management necessary to permit the Board or the relevant committee to fulfil its statutory and other legal obligations on a timely basis;

    (iii)
    together with senior management, to director and monitor the activities of the Corporation to achieve agreed-upon targets;

    (iv)
    together with senior management, to develop and implement risk management, monitoring and mitigation to safeguard the assets of the Corporation;

    (v)
    together with senior management, to oversee operation of the Corporation's projects to align with the achievement of the Corporation's strategic goals, develop and implement operations policies to guide the Corporation;

    (vi)
    to develop and recommend top level organizational structure and staffing to the Board and to manage the implementation of the Board's decisions in this regard;

    (vii)
    together with the Chief Financial Officer, to oversee the development of policies regarding the Corporation's public disclosures, and to manage and oversee the Corporation's communications with stakeholders (including the Corporation's shareholders lenders), the investment community, media, governments and their agencies, employees and the general public;

    (viii)
    to develop and seek the Board's concurrence for plans for management development and succession in all key positions and then to implement such plans;

    (ix)
    to motivate, lead and mentor the senior management team, including working to attract and retain individuals with the requisite skills and experience;

    (x)
    together with the Chief Financial Officer, to establish, maintain and ensure the implementation of disclosure controls and procedures, internal controls over financial reporting and processes for the certification of the public disclosure documents required under applicable securities laws concerning such reporting and disclosure;

    (xi)
    to review the financial reporting and public disclosure of the Corporation, to satisfy himself concerning the processes followed in their preparation and to provide the certifications required under applicable securities laws concerning such reporting and disclosure;

      (xii)
      to encourage and promote a culture of ethical business conduct;

      (xiii)
      to perform other duties as are regularly and customarily performed by a chief executive officer of a reporting issuer; and

      (xiv)
      to assume such other appropriate responsibilities as are delegated to him or her by the Board;

    (c)
    the Chief Executive Officer will ensure the delivery of information to Directors on a timely basis to keep the Directors fully apprised of all matters that are material to Directors at all times; and

    (d)
    the Chief Executive Officer will coordinate with the Chair of the Board to ensure that information requested by any Director or Board committee member is provided and meets the needs of the member who made the request.

Orientation and Continuing Education

The Corporation, working with the Directors will provide orientation opportunities for new directors to familiarize them with the role of the Board, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new director first joins the Board. To date, all of the Directors have visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics for the Corporation (the "Code"), which sets out basic principles to guide all directors, Corporations, officers and employees of the Corporation and of the Corporation and their subsidiaries. The issues the Code addresses include, among other things, the following:

  (a)
  compliance with laws, rules and regulations;

  (b)
  conflicts of interest;

  (c)
  confidentiality;

  (d)
  corporate opportunities;

  (e)
  protection and proper use of Atlantic Power Entity (as defined in the Code) assets;

  (f)
  competition and fair dealing;

  (g)
  gifts and entertainment; and

  (h)
  reporting of any illegal or unethical behaviour.

To ensure the Directors exercise independent judgement, in considering transactions, agreements or decisions in respect of which a Director, a director of Atlantic Holdings or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board follows a practice whereby any such individual must not cast a vote on any such matter.

The senior officers of the Corporation are responsible for monitoring compliance with the Code and report to the Board on any issues that have arisen under the Code. The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may report complaints or concerns directly to the Chair of the Audit Committee. The Whistleblower Policy requires that such complaints or concerns will be kept confidential to the fullest extent possible.

Under the Code, any waivers from the requirements in the Code that are to be granted for the benefit of the Directors, Corporations or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

At least annually, the Board reviews the adequacy of the Code.

The Code is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Code of Conduct" and under the Corporation's profile on SEDAR at www.sedar.com.

Audit Committee

The Corporation has established an audit committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Nichols, each of whom is an independent director under the NYSE corporate governance rules. The committee's primary purposes are to, amongst other things: (i) assist the Board in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the adequacy of the internal accounting controls and procedures and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess, monitor and manage the strategic, operating, reporting and compliance risks of the business; and (iii) supervise the qualification, independence and performance of independents accountants of the Corporation.

The Board of Directors has determined that Kenneth Hartwick qualifies as an "audit committee financial expert" as the term is defined in the rules of the SEC. Additional "audit committee financial experts" are John McNeil, R. Foster Duncan and Holli Nichols. The Audit Committee met four times during 2010.

Nomination of Directors

The Corporation has established a Nominating and Corporate Governance Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Nichols, each of whom is an independent director under the NYSE corporate governance rules. The committee's primary purposes are to, amongst other things: (i) screen and identify individuals who are qualified to become members of the Board; (ii) recommend to the Board director nominees to be presented for shareholder approval at the annual meetings of the shareholders of the Corporation; (iii) recommend to the Board nominees to fill vacancies on the Board or as otherwise required outside of the annual meetings of shareholders of the Corporation; (iv) select, or recommend to the Board, the directors to comprise the committees of the Board; (v) implement a process for examining the size of the Board and to undertake, where appropriate, a program to establish a Board size which facilitates effective decision-making; and (vi) establish procedures for the nomination of directors and executive officers of the Corporation generally. In identifying, evaluating, and recommending suitable director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of directors in the context of the current make-up of the Board, including issues of diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. It is the Corporation's practice to retain an outside recruiting firm to identify a wide range of candidates for review and consideration and to assist in the evaluation process.

The Nominating and Corporate Governance Committee would review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, 200 Clarendon St., Floor 25 Boston, Massachusetts 02116.

Shareholders who wish to submit director nominees for inclusion in the Corporation's information circular and proxy statement and form of proxy pursuant to SEC Rule 14a-11 must file the required notice on Schedule 14N not earlier than December 19, 2011 nor later than January 18, 2012.

Compensation

The Corporation has established a Compensation Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Nichols, each of whom is an independent director under the NYSE corporate governance rules. The committee's primary purposes include: (i) discharging the responsibilities of the Board relating to compensation of the CEO and other executive officers; (ii) evaluating the compensation plans, policies and programs that are of strategic significance to the Corporation; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the CD&A, to be included in the Corporation's annual proxy circular and determining whether to recommend to the Board that the CD&A be included in the proxy circular. The Compensation Committee has not delegated any of its authority.

In 2009, the independent Directors retained Hugessen Consulting to assist in the restructuring and negotiation of new employment agreements for the Corporation's senior executives and to provide a review of the LTIP and of LTIP alternatives, and assist the Board in the design of a restated and amended LTIP. The proposed Amended LTIP is structured to further align the interests of the senior executives with those of Shareholders. No consultant was engaged during 2010.

The Compensation Committee met three times during 2010.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee. In addition to assisting the board in identifying new director nominees, the primary purpose of the Nominating and Corporate Governance Committee is to develop the Corporation's approach to governance, including an appropriate set of governance principles and guidelines and provide oversight with respect to its corporate governance conduct. More specifically, its purposes include (i) reviewing with the Board from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the Board, including issues of diversity, age, skills relating to the Corporation's businesses and professional background; (ii) recommending to the Board procedures for the conduct of Board meetings and the proper discharge of the Board's mandate as set out in the charter of the Board; (iii) monitoring the relationship between the Corporation's officers and the Board with a view to ensuring that the Board is able to function independently of the Corporation's officers; (iv) developing the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; and (v) performing a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct.

The Nominating and Corporate Governance met once during 2010.

Other Board Committees

The Board has no other standing committees other than those described above.

Assessments

The mandate of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board as a whole, the committees of the Board and individual Directors, including the size and composition of the Board.

COMMITTEE CHARTERS

A COPY OF EACH OF THE AUDIT COMMITTEE, THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND THE COMPENSATION COMMITTEE CHARTERS IS AVAILABLE ON THE CORPORATION'S WEBSITE AT WWW.ATLANTICPOWER.COM UNDER "ABOUT US — LEADERSHIP — BOARD COMMITTEE."

 OTHER BUSINESS

The Directors are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Shareholder proposals intended to be presented at the next annual meeting of shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before January 18, 2012. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, 200 Clarendon St., Floor 25, Boston, Massachusetts 02116.

A Shareholder who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in the Corporation's information circular and proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation to the Corporation no later than April 2, 2012. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Any such proposal should be mailed the Corporate Secretary at Atlantic Power Corporation, 200 Clarendon St., Floor 25, Boston, Massachusetts 02116.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group, may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate Secretary, Atlantic Power Corporation, 200 Clarendon St., Floor 25, Boston, Massachusetts 02116. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

ADDITIONAL INFORMATION

Financial information is provided in the Corporation's comparative financial statements and the MD&A. Copies of the Corporation's financial statements for the year ended December 31, 2010, together with the auditors' report thereon, the MD&A, the Corporation's annual report on Form 10-K and this Information Circular are available upon written request from the Corporate Secretary of the Corporation,

200 Clarendon Street, 25th Floor, Boston, Massachusetts 02116. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov and on the Corporation's website at www.atlanticpower.com.

APPROVAL OF DIRECTORS

The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April 28, 2011	"Irving Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

 SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

            The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

            The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Instrument 52-110 — Audit Committees.(1) The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

(1)
See Appendix B.

Responsibilities of the Board of Directors

            The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

  (i)
  adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

  (ii)
  to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

  (iii)
  the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

  (iv)
  ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

  (v)
  adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

  (vi)
  with the assistance of the senior offices of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

  (vii)
  ensuring the integrity of the Issuer's internal control and management information systems;

  (viii)
  from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

  (a)
  a standing audit committee (the "Audit Committee");

  (b)
  standing compensation committee (the "Compensation Committee"); and

  (c)
  a standing nominating and corporate governance committee (the "Nominating Committee").

  (ix)
  reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

  (x)
  receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

  (xi)
  receiving recommendations of the Compensation Committee respecting the compensation of the Chief Executive Officer and other senior officers of the Issuer, reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

  (xii)
  receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

  (xiii)
  meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

  (xiv)
  meeting regularly without management and non-independent directors.

            While the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

            It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

            In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

            It is expected that of the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

            The role and responsibilities of the Chair of the Board are set out below:

  (i)
  the Chair shall be expected to attend and chair meetings of the Board of the Issuer and securityholders of the Issuer;

  (ii)
  the Chair shall be an independent director;

  (iii)
  the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

  (iv)
  the Chair shall provide direction with respect to the dates and frequencies of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

  (v)
  the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

  (vi)
  the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

            Approval of the Board shall be required for:

  (i)
  dividends;

  (ii)
  significant acquisitions/dispositions;

  (iii)
  related party transactions;

  (iv)
  the annual budget for the Issuer;

  (v)
  the public dissemination of any financial information;

  (vi)
  the issuance or repurchase of securities of the Issuer;

  (vii)
  establishing or revising the charters of committees of the Board; and

  (viii)
  any other matter that would give rise to a "material change" to the Issuer.

            In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

            All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of securityholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

            The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

            From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

            Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

            Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

            A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

            While it is the intent of the Board to follow an agreed meeting schedule as closely as possible, it is felt that, from time to time, with respect to time sensitive matters telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

            The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

 APPENDIX A

POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

            Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

  (i)
  advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

  (ii)
  advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

  (iii)
  attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

            Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

            Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

  (i)
  be candid and forthright;

  (ii)
  not be reluctant to express views contrary to those of the majority;

  (iii)
  be concise and, in most circumstances, respect the time constraints of a meeting; and

  (iv)
  be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

            Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

  (i)
  ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

  (ii)
  familiarize themselves with the risks and challenges facing the business of the Issuer;

  (iii)
  read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

  (iv)
  insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

  (v)
  familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

  (vi)
  familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

            Directors are expected to:

  (i)
  exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

  (ii)
  project a positive image of the Issuer to news media, the financial community, governments and their agencies, securityholders and employees;

  (iii)
  be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

  (iv)
  disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

            In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

            The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

 APPENDIX B

DEFINITIONS

"independent director" means a director who has no direct or indirect material relationship with the Issuer.(2)

(2)
For the purpose of the definitions of "independent director" and "material relationship" in this Appendix, "Issuer" includes a subsidiary entity of the Issuer and a parent of the Issuer, as applicable.

"material relationship" means a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a member's independent judgement. Without limiting the generality of the foregoing, the following individuals are considered to have a material relationship with the Issuer:(3)

(3)
An individual will not be considered to have a material relationship with the Issuer solely because he or she had a relationship identified in this definition if that relationship ended before March 30, 2004 or, if such relationship was with a subsidiary entity of the Issuer or a parent of the Issuer, that relationship ended before June 30, 2005. An individual will not be considered to have a material relationship with the Issuer solely because the individual or his or her immediate family member has previously acted as an interim chief executive officer of the Issuer or acts, or has previously acted, as a chair or vice-chair of the Board or of any Board committee of the Issuer on a part-time basis.

(a)
an individual who is, or has been within the last three years, an employee or executive officer(4) of the Issuer;

(4)
An "executive officer" includes any individual who performs a policy-making function in respect of the entity.

(b)
an individual whose immediate family member is, or has been within the last three years, an executive officer of the Issuer;

(c)
an individual who:

(i)
is a partner(5) of a firm that is the Issuer's internal or external auditor,

(5)
A partner does not include a fixed income partner whose interest in the firm that is the internal or external auditor is limited to the receipt of fixed amounts of compensation (including deferred compensation) for prior service with that firm if the compensation is not contingent in any way on continued service.

  (ii)
  is an employee of that firm, or

  (iii)
  was within the last three years a partner or employee of that firm and personally worked on the Issuer's audit within that time;

(d)
an individual whose spouse, minor child or stepchild, or child or stepchild who shares a home with the individual:

(i)
is a partner of a firm that is the Issuer's internal or external auditor,

(ii)
is an employee of that firm and participates in its audit, assurance or tax compliance (but not tax planning) practice, or

(iii)
was within the last three years a partner or employee of that firm and personally worked on the Issuer's audit within that time;

  (e)
  an individual who, or whose immediate family member, is or has been within the last three years, an executive officer of an entity if any of the Issuer's current executive officers serves or served at that same time on the entity's compensation committee; and

  (f)
  an individual who received, or whose immediate family member who is employed as an executive officer of the Issuer received, more than $75,000 in direct compensation(6) from the Issuer during any 12-month period within the last three years.(7)

(6)
Direct compensation does not include: (a) remuneration for acting as a member of the Board or of any Board committee of the Issuer; and (b) the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Issuer if the compensation is not contingent in any way on continued service.

(7)
An individual who: (a) has a relationship with the Issuer pursuant to which the individual may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Issuer or any subsidiary entity of the Issuer, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee, or as a part-time chair or vice-chair of the Board or any Board committee; or (b) is an affiliated entity of the Issuer or any of its subsidiary entities, is considered to have a material relationship with the Issuer. The indirect acceptance by an individual of any consulting, advisory or other compensatory fee includes acceptance of a fee by: (a) an individual's spouse, minor child or stepchild, or a child or stepchild who shares the individual's home; or (b) an entity in which such individual is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Issuer or any subsidiary entity of the Issuer. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Issuer if the compensation is not contingent in any way on continued service.

PROXY FOR REGISTERED HOLDERS OF COMMON SHARES

This proxy is being solicited by Atlantic Power Corporation (the “Issuer”) from holders of common shares of the Issuer (“Shareholders”) for use in connection with the annual meeting (the “Meeting”) of Shareholders to be held on June 24, 2011 at the King Edward Hotel, Hampstead Room, 37 King Street East, Toronto, Ontario at 10:00 a.m. (Toronto time).  Reference is made to the accompanying management information circular of the Issuer dated April 28, 2011 (the “Circular”) for further information.

The undersigned Shareholder of the Issuer hereby appoints IRVING GERSTEIN or, failing him, JOHN McNEIL (or instead of either of them ............................................................................), as proxy of the undersigned to attend and vote at the Meeting and at any adjournment thereof, with full power of substitution and with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder’s discretion unless herein otherwise specified.  The said proxyholder is hereby specifically directed to:

1.                                       VOTE FOR ☐ or VOTE AGAINST ☐ the setting of the number of directors of the Issuer at six (6);

2.                                       VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Irving Gerstein as a member of the Issuer’s board of directors;

3.                                       VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Kenneth Hartwick as a member of the Issuer’s board of directors;

4.                                       VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of John McNeil as a member of the Issuer’s board of directors;

5.                                       VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of R. Foster Duncan as a member of the Issuer’s board of directors;

6.                                       VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Holli Nichols as a member of the Issuer’s board of directors;

7.                                       VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Barry Welch as a member of the Issuer’s board of directors;

8.                                       VOTE FOR ☐ or VOTE AGAINST ☐ the appointment of KPMG LLP as the auditors of the Issuer and the authorization of the Issuer’s board of directors to fix such auditors’ remuneration;

9.                                       VOTE FOR ☐ or VOTE AGAINST ☐ the approval of the named executive officer compensation as  described the Circular; and

10.                                 VOTE FOR ☐ or VOTE AGAINST ☐ a frequency of one (1) year for the advisory vote on named executive officer compensation, as described in the Circular.

DATED this day of , 2011.

Name of Shareholder

Signature of Shareholder

NOTES:

1.                                       The shares represented by this proxy will be voted for, voted against or withheld from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for.  In the absence of instructions to the contrary, the shares will be voted “FOR” the above-mentioned items.  The Issuer presently knows of no matters to come before the Meeting other than the matters identified in the notice of the Meeting.  If any amendments, variations or other matters that are not known should properly come before the Meeting, the shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

2.                                       To vote this proxy, the Shareholder must sign in the space provided on this form.  Please sign exactly as the name appears hereon and in which the shares are registered.  If the Shareholder is a corporation, the proxy should be executed by duly authorized officers and its corporate seal must be affixed.  If this proxy is not dated in the space provided, the proxy shall be deemed to bear the date on which it was mailed by the Issuer.

4.                                       The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder’s behalf at the Meeting.  Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

5.                                       This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised.

6.                                       Reference should be made to the Circular, which accompanies the notice of Meeting, for a full explanation of the rights of Shareholders regarding completion and use of this proxy and other information pertaining to the Meeting.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING
ATLANTIC POWER CORPORATION INFORMATION CIRCULAR AND PROXY STATEMENT
VOTING AND QUORUM
PROXY SOLICITATION AND VOTING
INFORMATION FOR BENEFICIAL HOLDERS OF SECURITIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
MATTERS TO BE CONSIDERED AT THE MEETING
STATEMENT OF EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION
INDEBTEDNESS OF DIRECTORS AND OFFICERS
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
CORPORATE GOVERNANCE DISCLOSURE
OTHER BUSINESS
SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
SHAREHOLDER COMMUNICATIONS
ADDITIONAL INFORMATION
APPROVAL OF DIRECTORS
SCHEDULE A
MANDATE OF THE BOARD OF DIRECTORS
ATLANTIC POWER CORPORATION
CHARTER OF THE BOARD OF DIRECTORS
APPENDIX A
POLICY OF PRACTICES FOR DIRECTORS
APPENDIX B
DEFINITIONS